NOTE: CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION FOR PORTIONS OF THIS EXHIBIT.

        *** = confidential portion omitted and filed separately with SEC

                                  AMENDMENT TO
                           LONG TERM SUPPLY AGREEMENT



         This Amendment dated as of May 21, 1999 (the "Amendment") amends that certain Long Term Supply Agreement dated March 19, 1999, by and between Honeywell, Inc., a Delaware corporation acting on behalf of its various divisions and subsidiaries (hereinafter collectively referred to as "Honeywell"), and EFTC Corporation, a Colorado corporation ("EFTC") (the "Original Supply Agreement"). The Amendment and the Original Supply Agreement are collectively referred to herein as the "Agreement."

                                    RECITALS

A. Honeywell and EFTC have entered into an Amendment of even date herewith (the "Amendment to Master Agreement") to the Master Agreement Regarding Asset Purchase and Related Transactions dated March 19, 1999 (the "Master Agreement"). Pursuant to the Amendment to the Master Agreement, Honeywell has agreed to transfer to EFTC certain additional intellectual property, assets and employees relating to the manufacture of electronic assemblies, and EFTC and Honeywell entered into the Original Supply Agreement providing for the manufacture by EFTC of electronic assemblies for Honeywell and its affiliated entities.

B. Honeywell and EFTC now wish to amend the Original Supply Agreement to provide for the manufacture of additional products by EFTC for Honeywell.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and in consideration of the execution and performance of the Amendment to Master Agreement, the parties hereto agree as follows:

1. All capitalized terms used in this Amendment without definition shall have the meanings ascribed thereto in the Original Supply Agreement. All capitalized terms used in the Original Supply Agreement without definition shall have the meanings ascribed thereto in the Master Agreement, as amended. Except as specifically provided in this Amendment, all other terms and conditions of the Original Supply Agreement shall remain in full force and effect.

2. An additional ATS Attachment A shall be attached to this Agreement to add the additional Products to be manufactured under the Agreement, and the prices for such Products. Prices for the additional Products in ATS Attachment A shall be effective as of the ATS Inventory Transfer Date or the Honeymex BCAS Inventory Transfer Date (as those terms are defined in the Master Agreement, as amended).

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NOTE:   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Omissions are designed as ***. Confidential treatment has been requested with respect to the omitted portions.


3. Section 4.1 of the Original Supply Agreement is hereby amended to read in its entirety as follows:

         4.1 Payments by Honeywell to EFTC shall be (a) for the calendar years 1999 and 2000, net thirty (30) days and (b) thereafter, net forty-five (45) days, in each case measured from Honeywell receipt of Products (which shall be no earlier than the delivery date stated in the Purchase Order), with a 2% discount for payments made within ten (10) business days from Honeywell's receipt of Products.

4. Section 6.5 is hereby amended to add the following additional sentence to the end:

                  In the event that product is returned for rework or replacement under this Section 6.5, the costs of such reworking or replacement shall be calculated in the same manner as the costs described in Section 2.3 of the On-Site Services Agreement, as amended to date.

5. Section 8 of the Original Supply Agreement is hereby amended to add the following new Section 8.3:

                  8.3 Honeywell's liabilities under this Section 8 for material purchases by EFTC in excess of Honeywell's forecasts shall be reviewed at least quarterly, with more frequent reviews if appropriate. EFTC shall sell to Honeywell such excess inventory and invoice Honeywell for this excess inventory after the end of each calendar quarter, and Honeywell shall pay such invoices within thirty (30) days of receipt thereof.

6. The title of Section 9 of the Original Supply Agreement is hereby amended to be: "COST CONTAINMENT AND PROFIT SHARING."

7. Section 9.1 of the Original Supply Agreement is hereby amended to read in its entirety as follows:

         9.1 By July 31, 2000, the Parties shall review the Product costs then in effect, which costs shall serve as a baseline for the discussions of Product pricing in September 2000. Starting January 1, 2001, EFTC shall offer *** . By September 30, 2000, the Parties shall mutually agree to establish the Product price base line that will be used as the basis for *** . EFTC and Honeywell agree to *** . The Parties will, in good faith, review and revise as appropriate these commitments every year in September for the following calendar year.

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NOTE:   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Omissions are designed as ***. Confidential treatment has been requested with respect to the omitted portions.

8.       A new Section 9.3 is hereby added to the end of Section 9:

         9.3 For EFTC's fiscal years ending December 31, 2000 and 2001, EFTC shall pay to Honeywell *** within ten (10) business days after the filing of EFTC's Form 10-Q Report for that quarter with the Securities and Exchange Commission (the "SEC") for the first three quarters of each of EFTC's fiscal year. Within ten (10) days after the filing with the SEC of EFTC's Form 10-K Report for the fiscal years ending December 31, 2000 and 2001, EFTC shall pay to Honeywell any additional amounts due under this Section 9.3 *** as determined under this Section 9.3. If EFTC has made excess payments to Honeywell *** Honeywell shall re-pay to EFTC any excess amounts. In the event that EFTC has not paid *** to Honeywell under this Section 9.3, EFTC shall pay the difference to Honeywell within ten (10) days after the filing with the SEC of EFTC's Form 10-K Report for the fiscal year ending December 31, 2001; *** The maximum payments to Honeywell for fiscal years 2000 and 2001 under this Section 9.3 shall be ***.

8. The last sentence of Section 31.1 shall be amended to add the following subsection at the end:

                  "...and (vii) material price variances (MPV)."

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

HONEYWELL, INC.                        EFTC CORPORATION


By:/s/ Michael A. Smith                By:  /s/ Jack Calderon
   ---------------------------            ---------------------------
Its:      President                    Its: Chief Executive Officer
    --------------------------            ---------------------------


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